Exhibit 32.1
Certification Pursuant To
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of STAG Industrial, Inc. on Form 10-Q for the period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of STAG Industrial, Inc., certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Report, containing the financial statements, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of STAG Industrial, Inc.

Date: October 26, 2023	/s/ WILLIAM R. CROOKER
William R. Crooker President and Chief Executive Officer

/s/ MATTS S. PINARD
Matts S. Pinard Chief Financial Officer, Executive Vice President and Treasurer